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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 22, 2006

                                COLUMBIA BANCORP
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             (Exact name of registrant as specified in its charter)

              Oregon                     0-27938               93-1193156
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   (State or other jurisdiction        (Commission            (IRS Employer
         of incorporation)             File Number)        Identification No.)

                        401 East Third Street, Suite 200,
                            The Dalles, Oregon 97058
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                    (Address of principal executive offices)

                                 (541) 298-6649
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF PRINCIPAL OFFICERS.

On August 22, 2006, Columbia Bancorp (the "Company") issued a press release announcing the promotion of Craig J. Ortega to the position of President of Columbia River Bank. Mr. Ortega will retain his title of Chief Operating Officer
(COO). As the Bank's President and COO, he will be responsible for the day-to-day operations and will report to Roger Christensen who will continue as the CEO of the bank and President and CEO of Columbia Bancorp.

The press release is furnished herewith as Exhibit 99.1.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

99.1     Press Release of the Company, dated August 22, 2006.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 22,  2006                /s/ Roger L. Christensen
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                                        Roger L. Christensen, President and
                                        Chief Executive - Columbia River Bank;
                                        President and Chief Executive Officer -
                                        Columbia Bancorp

Dated:  August 22, 2006                 /s/ Greg B. Spear
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                                        Greg B. Spear, Executive Vice President,
                                        Chief Financial Officer - Columbia River
                                        Bank; and Chief Financial Officer -
                                        Columbia Bancorp